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                                                                    EXHIBIT 99.4


                           CERTIFICATE OF AMENDMENT
                                      OF
                           ARTICLES OF INCORPORATION
                                      OF
                           CAPITOL BANK OF COMMERCE


     EDWARD L. LAMMERDING and PENNY TYLER certify:

     That they are the President and Secretary, respectively, of CAPITOL BANK OF COMMERCE, a California corporation.

     That at a meeting of the Board of Directors of the corporation duly held at 324 Capitol Mall, Sacramento, on February 15, 1978, the following resolution was adopted:

          WHEREAS, the authorized number of shares of this corporation is 2,000,000, of which 801,600 shares are presently issued and outstanding;

          WHEREAS, the present par value of the common stock of this corporation is $3.125 per share; and

          WHEREAS, it is deemed to be in the best interests of this corporation and its shareholders that Article IV of the Articles of Incorporation be amended to reduce the par value of the common stock to $1.5625 per share and to split each of the issued and outstanding shares of common stock into two shares of common stock.

          NOW, THEREFORE, BE IT RESOLVED, that Article IV of the Articles of Incorporation, which reads as follows:

     That the total number of shares of this corporation shall be 2,000,000 shares of common stock of $3.125 par value per share for an aggregate value of $6,250,000; that all of said shares shall be common stock and shall have full voting rights, one vote to each such share, and that from time to time the common stock may be increased, according to law, and may be issued in such amounts and proportions as shall be determined by the Board of Directors, and as may be permitted by law.

     The common stock of this corporation shall be subject to assessment by the Board of Directors upon order of

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     the Superintendent of Banks of the State of California for the purpose of restoring an impairment or reduction of capital in the manner provided by the Banking Law of the State of California. Upon the amendment of Article IV to read as hereinabove set forth, each outstanding share of a par value of $6.25 is split up and converted into two shares of par value of $3.125 each.

     shall be and is hereby amended as follows:

     That the total number of shares of this corporation shall be 2,000,000 shares of common stock of $1.5625 par value per share for an aggregate value of $3,125,000.00; that all of said shares shall be common stock and shall have full voting rights, one vote to each such share, and that from time to time the common stock may be increased, according to law, and may be issued in such amounts and proportions as shall be determined by the Board of Directors, and as may be permitted by law.

     The common stock of this corporation shall be subject to assessment by the Board of Directors upon order of the Superintendent of Banks of the State of California for the purpose of restoring an impairment or reduction of capital in the manner provided by the Banking Law of the State of California.

     Upon the amendment of Article IV to read as hereinabove set forth, each outstanding share of a par value of $3.125 is split up and converted into two shares of par value of $1.5625 each.

          RESOLVED FURTHER, that the aforesaid amendment and stock split are subject to and shall only become effective on:

          1.  Obtaining shareholders approval;
          2. Obtaining the necessary and proper authorization pursuant to application filed with the Superintendent of Banks of the State of California;
          3. Filing with the Secretary of State of California the necessary certificate of amendment of the Articles of Incorporation of this corporation.

          RESOLVED FURTHER, that each of the officers of this corporation is authorized and directed to take such further actions and to execute and deliver such further documents as shall be necessary to effect said stock split, said qualification, and said amendment to the Articles of Incorporation of this corporation.

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     That the shareholders have adopted said amendment by a resolution at a meeting held at Sacramento, California, on April 26, 1978, and that the wording of the amended Articles, as set forth in the shareholders' resolution, is the same as that set forth above.

     That the number of shares which voted affirmatively for the adoption of said resolution is 669,755, and that the total number of shares entitled to vote on said amendment is 807,100.

     Dated:  May 17, 1978

                                    /s/ Edward L. Lammerding
                                 -------------------------------
                                 Edward L. Lammerding, President



                                    /s/ Penny Tyler
                                 -------------------------------
                                    Penny Tyler, Secretary


                                 VERIFICATION
                                 ------------

     Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are of his/her own knowledge true and correct.

     Executed at Sacramento, California, on May 17, 1978.

                                    /s/ Edward L. Lammerding
                                 -------------------------------
                                 Edward L. Lammerding



                                    /s/ Penny Tyler
                                 -------------------------------
                                 Penny Tyler

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